Exhibit 99.1

QuickLogic Reports Fiscal Fourth Quarter and Full Year 2025 Financial Results

SAN JOSE, Calif. – March 3, 2026 - QuickLogic Corporation (NASDAQ: QUIK) (“QuickLogic” or the “Company”), a developer of embedded FPGA (eFPGA) IP, ruggedized FPGAs, and Endpoint AI solutions, today announced its financial results for the fiscal fourth quarter that ended December 28, 2025.

Recent Highlights

•	Expanded U.S. Strategic Radiation Hardened (SRH) FPGA government program, increasing total contract ceiling to approximately $89 million and successfully taped out a test chip on GlobalFoundries 12LP process
•	Announced $13 million contract tranche for the U.S. SRH FPGA government program
•	Received initial orders for SRH FPGA Development Kits (Dev Kits) for Test Chip evaluations
•	Incorporated architectural enhancements developed under 1M LUT Feasibility Study Contract that enable QuickLogic to address lucrative markets for very high-density discrete and embedded FPGAs
•	Secured multiple, new commercial eFPGA Hard IP design wins, including a high-performance data center production ASIC on a 12nm process node
•	Entered the hardware cybersecurity market through a partnership with Idaho Scientific, enabling crypto-agile secure ASIC and SoC designs using QuickLogic eFPGA Hard IP
•	Advanced presence in space and high-reliability computing as University of Saskatchewan selected eFPGA IP for a radiation-tolerant RISC-V StarRISC microcontroller platform
•	Published customer case study showing 50% power savings when Epson moved from Software to eFPGA for programmable algorithm processing

“We are extremely proud the U.S. Government has expanded the scope of our Prime Contract and awarded us a $13 million tranche last month," said Brian Faith, CEO of QuickLogic. "With this and the milestones we accomplished during 2025, we have entered 2026 on very sound footing, and we believe, positioned for significant revenue growth beginning this year."

Fiscal Fourth Quarter 2025 Financial Results

Total revenue from continuing operations for the fourth quarter of fiscal 2025 was $3.7 million, a decrease of 34.2% compared with the fourth quarter of 2024 and an increase of 84.0% compared with the third quarter of 2025.

New product revenue from continuing operations was approximately $2.8 million in the fourth quarter of 2025, a decrease of $1.8 million, or 38.5%, compared with the fourth quarter of 2024 and an increase of $1.8 million, or 198.6%, compared with the third quarter of 2025.

Mature product revenue from continuing operations was $0.9 million in the fourth quarter of 2025. This compares to $1.0 million in the fourth quarter of 2024 and $1.1 million in the third quarter of 2025.

Fourth quarter 2025 GAAP gross margin from continuing operations was 18.1% compared with 62.7% in the fourth quarter of 2024 and (23.3%) in the third quarter of 2025.

Fourth quarter 2025 non-GAAP gross margin from continuing operations was 20.8% compared with 65.8% in the fourth quarter of 2024 and (11.9%) in the third quarter of 2025.

Fourth quarter 2025 GAAP operating expenses from continuing operations were $4.2 million compared with $3.4 million in the fourth quarter of 2024 and $3.5 million in the third quarter of 2025.

Fourth quarter 2025 non-GAAP operating expenses from continuing operations were $3.5 million compared with $2.6 million in the fourth quarter of 2024 and $2.9 million in the third quarter of 2025.

Fourth quarter 2025 GAAP net loss was ($6.0 million), or ($0.35) per share, compared with a net loss of ($0.3 million), or ($0.02) per share, in the fourth quarter of 2024, and a net loss of ($4.0 million), or ($0.24) per share, in the third quarter of 2025.

Fourth quarter 2025 non-GAAP net loss was ($2.9 million), or ($0.17) per share, compared with a net income of $0.6 million, or $0.04 per share, in the fourth quarter of 2024, and a net loss of ($3.2 million), or ($0.19) per share, in the third quarter of 2025.

Conference Call

QuickLogic will hold a conference call at 2:30 p.m. Pacific Time / 5:30 p.m. Eastern Time today, March 3, 2026, to discuss its current financial results. The conference call will be webcast on QuickLogic’s IR Site Events Page at https://ir.quicklogic.com/ir-calendar. To join the live conference, you may dial (877) 407-0792 and international participants should dial (201) 689-8263 by 2:20 p.m. Pacific Time. No Passcode is needed to join the conference call. A recording of the call will be available approximately one hour after completion. To access the recording, please call (844) 512-2921 and reference the passcode 13758490.

The call recording, which can be accessed by phone, will be archived through March 10, 2026, and the webcast will be available for 12 months on the Company's website.

About QuickLogic

QuickLogic is a fabless semiconductor company specializing in embedded FPGA (eFPGA) Hard IP, discrete FPGAs, and endpoint AI solutions. QuickLogic's unique approach combines cutting-edge technology with open-source tools to deliver highly customizable low-power solutions for aerospace and defense, industrial, computing, and consumer markets. For more information, visit www.quicklogic.com.

QuickLogic uses its website (www.quicklogic.com), the company blog (https://www.quicklogic.com/blog/), corporate X account (@QuickLogic_Corp), Facebook page (https://www.facebook.com/QuickLogic), and LinkedIn page (https://www.linkedin.com/company/13512/) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and QuickLogic may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor the Company’s website and its social media accounts in addition to following the Company’s press releases, SEC filings, public conference calls, and webcasts.

Non-GAAP Financial Measures

QuickLogic reports financial information in accordance with United States Generally Accepted Accounting Principles, or U.S. GAAP, but believes that non-GAAP financial measures are helpful in evaluating its operating results and comparing its performance to comparable companies. Accordingly, the Company excludes certain charges related to stock-based compensation, impairments, and restructuring costs, in calculating non-GAAP (i) income (loss) from operations, (ii) net income (loss), (iii) net income (loss) per share, and (iv) gross margin percentage. The Company provides this non-GAAP information to enable investors to evaluate its operating results in a manner like how the Company analyzes its operating results and to provide consistency and comparability with similar companies in the Company’s industry.

Management uses the non-GAAP measures, which exclude gains, losses, and other charges that are considered by management to be outside of the Company’s core operating results, internally to evaluate its operating performance against results in prior periods and its operating plans and forecasts. In addition, the non-GAAP measures are used to plan for the Company’s future periods and serve as a basis for the allocation of the Company's resources, management of operations and the measurement of profit-dependent cash, and equity compensation paid to employees and executive officers.

Investors should note, however, that the non-GAAP financial measures used by QuickLogic may not be the same non-GAAP financial measures and may not be calculated in the same manner as that of other companies. QuickLogic does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures alone or as a substitute for financial information prepared in accordance with U.S. GAAP. A reconciliation of U.S. GAAP financial measures to non-GAAP financial measures is included in the financial statements portion of this press release. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of non-GAAP financial measures with their most directly comparable U.S. GAAP financial measures.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our future profitability and cash flows, expectations regarding our future business and expected revenue growth, and statements regarding the timing, milestones, and payments related to our government contracts and actual results may differ due to a variety of factors including: delays in the market acceptance of the Company’s new products; the ability to convert design opportunities into customer revenue; our ability to replace revenue from end-of-life products; the level and timing of customer design activity; the market acceptance of our customers’ products; the risk that new orders may not result in future revenue; our ability to introduce and produce new products based on advanced wafer technology on a timely basis; our ability to adequately market the low power, competitive pricing and short time-to-market of our new products; intense competition by competitors; our ability to hire and retain qualified personnel; changes in product demand or supply; general economic conditions; political events, international trade disputes, natural disasters and other business interruptions that could disrupt supply or delivery of, or demand for, the Company’s products; and changes in tax rates and exposure to additional tax liabilities. These and other potential factors and uncertainties that could cause actual results to differ materially from the results contemplated or implied are described in more detail in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including the risks discussed in the “Risk Factors” section in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in the Company’s prior press releases, which are available on the Company's Investor Relations website at http://ir.quicklogic.com/, and on the SEC website at www.sec.gov/. In addition, please note that the date of this press release is March 3, 2026, and any forward-looking statements contained herein are based on management's current expectations and assumptions that we believe to be reasonable as of this date. We are not obliged to update these statements due to latest information or future events.

QuickLogic and logo are registered trademarks of QuickLogic. All other trademarks are the property of their respective holders and should be treated as such.

Company Contact

Elias Nader

Chief Financial Officer

(408) 990-4000

ir@quicklogic.com

IR Contact

Alison Ziegler

Darrow Associates, Inc.
(201) 220-2678
ir@quicklogic.com

CODE: QUIK-E

 –Tables Follow –

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Year Ended
	December 28, 2025	December 29, 2024	September 28, 2025	December 28, 2025	December 29, 2024
Revenue	$3,733	$5,677	$2,029	$13,774	$19,651
Cost of revenue	3,058	2,118	2,501	10,740	7,558
Gross profit (loss)	675	3,559	(472)	3,034	12,093
Operating expenses:
Research and development	1,436	1,380	1,398	5,295	5,846
Selling, general and administrative	2,728	2,029	2,057	9,283	8,767
Impairment charges	—	—	—	300	—
Restructuring costs	—	—	—	75	—
Total operating expense	4,164	3,409	3,455	14,953	14,613
Operating income (loss)	(3,489)	150	(3,927)	(11,919)	(2,520)
Interest expense	(79)	(111)	(87)	(371)	(406)
Interest and other (expense) income, net	—	29	9	(28)	24
Income (loss) before income taxes	(3,568)	68	(4,005)	(12,318)	(2,902)
(Benefit from) provision for income taxes	30	(11)	(1)	35	3
Net income (loss) from continuing operations	(3,598)	79	(4,004)	(12,353)	(2,905)
Net income (loss) from discontinued operations, net of taxes and inclusive of $87 in restructuring costs for the fiscal year ended December 28, 2025	(2,368)	(384)	(3)	(2,481)	(936)
Net income (loss)	$(5,966)	$(305)	$(4,007)	$(14,834)	$(3,841)
Net income (loss) from continuing operations per share:
Basic	$(0.21)	$0.01	$(0.24)	$(0.76)	$(0.20)
Diluted	$(0.21)	$0.01	$(0.24)	$(0.76)	$(0.20)
Net income (loss) per share:
Basic	$(0.35)	$(0.02)	$(0.24)	$(0.91)	$(0.26)
Diluted	$(0.35)	$(0.02)	$(0.24)	$(0.91)	$(0.26)
Weighted average shares outstanding:
Basic	17,103	14,869	16,516	16,243	14,510
Diluted	17,103	14,869	16,516	16,243	14,510

Note: Net income (loss) equals total comprehensive income (loss) for all periods presented. Additionally, the Company notes that income taxes related to discontinued operations were immaterial in nature for the periods presented and as such, only net income (loss) from discontinued operations was reported herein.

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(Unaudited)

	December 28, 2025	December 29, 2024
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$18,840	$21,859
Accounts receivable, net of allowance for credit losses of $0 as of December 28, 2025 and December 29, 2024	2,809	2,426
Contract assets	217	2,682
Inventories	956	940
Prepaid expenses and other current assets	1,382	1,666
Assets of business held for disposal, net	2	31
Total current assets	24,206	29,604
Property and equipment, net	18,234	15,699
Capitalized internal-use software, net	1,116	711
Right of use assets, net	464	758
Intangible assets, net	339	378
Non-marketable equity investment	—	300
Inventories, non-current	187	718
Note receivable, non-current	—	1,292
Other assets	240	117
Assets of business held for disposal, net	—	2,356
TOTAL ASSETS	$44,786	$51,933
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving line of credit	$15,000	$18,000
Trade payables	2,251	3,097
Accrued liabilities	1,779	1,587
Deferred revenue	64	444
Notes payable, current	1,870	1,928
Lease liabilities, current	321	284
Liabilities of business held for disposal	—	57
Total current liabilities	21,285	25,397
Long-term liabilities:
Lease liabilities, non-current	126	447
Notes payable, non-current	926	1,202
Total liabilities	22,337	27,046
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.001 par value; 200,000 authorized; 17,290 and 15,336 shares issued and outstanding as of December 28, 2025 and December 29, 2024, respectively	17	15
Additional paid-in capital	346,662	334,268
Accumulated deficit	(324,230)	(309,396)
Total stockholders’ equity	22,449	24,887
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$44,786	$51,933

QUICKLOGIC CORPORATION

SUPPLEMENTAL RECONCILIATIONS OF US GAAP AND NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts and percentages)

(Unaudited)

	Three Months Ended			Year Ended
	December 28, 2025	December 29, 2024	September 28, 2025	December 28, 2025	December 29, 2024
US GAAP operating income (loss)	$(3,489)	$150	$(3,927)	$(11,919)	$(2,520)
Adjustment for stock-based compensation within:
Cost of revenue	100	177	231	678	852
Research and development	194	249	96	637	978
Selling, general and administrative	450	538	501	2,036	2,669
Adjustment for impairment charges	—	—	—	300	—
Adjustment for restructuring costs	—	—	—	75	—
Non-GAAP operating income (loss)	$(2,745)	$1,114	$(3,099)	$(8,193)	$1,979
US GAAP net income (loss) from continuing operations	$(3,598)	$79	$(4,004)	$(12,353)	$(2,905)
Adjustment for stock-based compensation within:
Cost of revenue	100	177	231	678	852
Research and development	194	249	96	637	978
Selling, general and administrative	450	538	501	2,036	2,669
Adjustment for impairment charges	—	—	—	300	—
Adjustment for restructuring costs	—	—	—	75	—
Non-GAAP net income (loss) from continuing operations	$(2,854)	$1,043	$(3,176)	$(8,627)	$1,594
US GAAP net income (loss) from discontinued operations	$(2,368)	$(384)	$(3)	$(2,481)	$(936)
Adjustment for stock-based compensation within:
Research and development	—	(40)	—	(32)	107
Adjustment for impairment charges	2,355	—	—	2,355	—
Adjustment for restructuring costs	—	—	—	87	—
Non-GAAP net income (loss) from discontinued operations	$(13)	$(424)	$(3)	$(71)	$(829)
Non-GAAP net income (loss)	$(2,867)	$619	$(3,179)	$(8,698)	$765
US GAAP net income (loss) from continuing operations per share, basic	$(0.21)	$0.01	$(0.24)	$(0.76)	$(0.20)
Adjustment for stock-based compensation	0.04	0.06	0.05	0.21	0.31
Adjustment for impairment charges	—	—	—	0.02	—
Adjustment for restructuring costs	—	—	—	—	—
Non-GAAP net income (loss) from continuing operations per share, basic	$(0.17)	$0.07	$(0.19)	$(0.53)	$0.11
US GAAP net income (loss) from discontinued operations per share, basic	$(0.14)	$(0.03)	$—	$(0.15)	$(0.06)
Adjustment for stock-based compensation	—	—	—	—	—
Adjustment for impairment charges	0.14	—	—	0.14	—
Adjustment for restructuring costs	—	—	—	0.01	—
Non-GAAP net income (loss) from discontinued operations per share, basic	$—	$(0.03)	$—	$—	$(0.06)
Non-GAAP net income (loss) per share, basic	$(0.17)	$0.04	$(0.19)	$(0.53)	$0.05
US GAAP net income (loss) from continuing operations per share, diluted	$(0.21)	$0.01	$(0.24)	$(0.76)	$(0.20)
Adjustment for stock-based compensation	0.04	0.06	0.05	0.21	0.31
Adjustment for impairment charges	—	—	—	0.02	—
Adjustment for restructuring costs	—	—	—	—	—
Non-GAAP net income (loss) from continuing operations per share, diluted	$(0.17)	$0.07	$(0.19)	$(0.53)	$0.11
US GAAP net income (loss) from discontinued operations per share, diluted	$(0.14)	$(0.03)	$—	$(0.15)	$(0.06)
Adjustment for stock-based compensation	—	—	—	—	—
Adjustment for impairment charges	0.14	—	—	0.14	—
Adjustment for restructuring costs	—	—	—	0.01	—
Non-GAAP net income (loss) from discontinued operations per share, diluted	$—	$(0.03)	$—	$—	$(0.06)
Non-GAAP net income (loss) per share, diluted	$(0.17)	$0.04	$(0.19)	$(0.53)	$0.05
US GAAP gross margin percentage from continuing operations	18.1%	62.7%	(23.3)%	22.0%	61.5%
Adjustment for stock-based compensation included in cost of revenue	2.7%	3.1%	11.4%	4.9%	4.4%
Non-GAAP gross margin percentage from continuing operations	20.8%	65.8%	(11.9)%	26.9%	65.9%

QUICKLOGIC CORPORATION

SUPPLEMENTAL DATA

(Unaudited)

	Percentage of Revenue			Change in Revenue
	Q4 2025	Q4 2024	Q3 2025	Q4 2025 to Q4 2024	Q4 2025 to Q3 2025
COMPOSITION OF REVENUE
Revenue by product: (1)
New products	76%	81%	47%	(39)%	199%
Mature products	24%	18%	53%	(15)%	(18)%
Discontinued Operations:
New products	—%	1%	—%	(100)%	—%
Revenue by geography:
Asia Pacific	10%	10%	47%	(32)%	(62)%
North America	81%	85%	51%	(38)%	191%
Europe	9%	5%	2%	23%	869%
Discontinued Operations:
Asia Pacific	—%	—%	—%	(100)%	—%
North America	—%	—%	—%	(100)%	—%
Europe	—%	—%	—%	—%	—%

_____________________

(1)

New products include all products manufactured on 180 nanometer or smaller semiconductor processes, eFPGA IP intellectual property, professional services, and QuickAI and SensiML AI software as a service (SaaS) revenue. Mature products include all products produced on semiconductor processes larger than 180 nanometer and includes related royalty revenue.